CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

The following information supplements the disclosure in the Prospectus of the Trust. Defined terms have the same meanings as set forth in the Prospectus.

Supplement dated February 14, 2000 to the Prospectus dated
December 28, 1999

On January 26, 2000 the Trust's Board of Trustees approved the following:

? The hiring of TCW Investment Management Company ("TCW") as an additional investment advisor to Large Capitalization Growth Investments ("Large Capitalization Growth Portfolio"). The Consulting Group, a division of SSB Citi Fund Management LLC ("SSB Citi), recommended TCW as an additional advisor because it was determined that their investment style would further diversify the "active" portion of the Large Capitalization Growth Portfolio. TCW will invest in securities attempting to participate in the long-term success of selected extraordinary businesses purchased at attractive valuations. The hiring of TCW has resulted in the entering into of an investment advisory agreement effective February 14, 2000 between SSB
Citi and TCW. Under the terms of the agreement, TCW will be receiving a fee of 0.40% on the first $500 million and 0.35% in excess of $500 million that is computed daily and paid monthly based on the value of the average net assets of the Large Capitalization Growth Portfolio allocated to TCW. TCW, located in Los Angeles, California, was founded in 1971 and currently manages approximately $55 billion in assets. With the hiring of TCW, the structure of the Large Capitalization Growth Portfolio will be as follows: Barclays Global Fund Advisors 60%; Provident Investment Counsel 20%; and TCW 20%.

? The hiring of Metropolitan West Asset Management Company ("Metropolitan West") as an additional investment advisor to Intermediate Fixed Income Investments ("Intermediate Fixed Income Portfolio"). The Consulting Group, a division of SSB Citi, recommended Metropolitan West as an additional advisor because it was determined that their investment style would further diversify the "active" portion of the Intermediate Fixed Income Portfolio. Metropolitan West will employ investment techniques which utilize duration management, yield curve management and sector management. The hiring of Metropolitan West has resulted in the entering into of an investment advisory agreement effective February 14, 2000 between SSB Citi and Metropolitan West. Under the terms of the agreement, Metropolitan West will be receiving a fee of 0.20% that is computed daily and paid monthly based on the value of the average net assets of the Intermediate Fixed Income Portfolio allocated to Metropolitan West. Metropolitan West, located in Los Angeles, California, was founded in 1996 and currently manages approximately $5 billion in assets. With the hiring of Metropolitan West, the structure of the Intermediate Fixed Income Portfolio will be as follows:
Standish, Ayer 40%; Pacific Investment Management Company 40%; and Metropolitan West 20%.


Shareholders of the Large Capitalization Growth Portfolio and
Intermediate Fixed Income Portfolio will soon receive an information statement regarding these changes.


TK 2088S1